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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                FORM 8-K/A NO. 1

                                 CURRENT REPORT

                    Pursuant to Section 13 or 15 (d) of the
                        Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)      March 10, 1997
                                                  ------------------------------
                   CAPTEC FRANCHISE CAPITAL PARTNERS L.P. IV
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            (Exact name of registrant as specified in its charter)

          DELAWARE                       333-9371                 38-3304095
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(State or other jurisdiction       (Commission File No.)        (IRS Employer
     of incorporation)                                       Identification No.)



24 FRANK LLOYD WRIGHT DR. , P.O. BOX 544, ANN ARBOR, MI                48106
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          (Address of principal executive offices)                   (Zip Code)


Registrant's telephone
number, including area code:)  (313) 994-5505  (800) 522-7832
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                               Not Applicable
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          (Former name or former address, if changed since last report)





















    This document contains 4 pages.  There are no exhibits attached hereto.



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Item 2. Acquisition of Assets

     Capitalized terms not otherwise defined herein shall have the same meaning as in the prospectus of Captec Franchise Capital Partners L.P. IV (the "Partnership") dated December 23, 1997, as supplemented to date (the "Prospectus").

     On March 10, 1997 the Partnership acquired the land and 3,035 square foot building comprising a Boston Market restaurant located at 1201 S. Broadway, Rochester, Minnesota (the "Minnesota Property"). Details of this acquisition were previously reported under cover of Form 8-K dated April 10, 1997, as an
Item 5. This Form 8-K/A No. 1 amends the prior Form 8-K to include the acquisition of the Minnesota Property as an Item 2 and to include pro forma financial information.


Item 7. Financial Statements and Exhibits

     (b)  Pro forma financial information.

            FORCASTED STATEMENT OF TAXABLE OPERATING RESULTS
             FOR THE TWELVE MONTH PERIOD ENDING MARCH 31, 1998
                                  (unaudited)



                                                                       12 Months
                                                                       ---------

                     Revenue:
                           Base rent                                   $101,220

                     Expenses:
                           Asset management fee                           1,012
                                                                       --------

                     Operating Cash Flow                                100,208

                     Less:
                           Depreciation                                  15,744
                                                                       --------

                     Net taxable operating Income                      $ 84,464
                                                                       ========



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           NOTES TO FORECASTED STATEMENT OF TAXABLE OPERATING RESULTS
               FOR THE TWELVE MONTH PERIOD ENDING MARCH 31, 1998



1.   Rental Revenue

     Projected revenue is based upon monthly rent of $8,435, as stated in the lease.

2.   Property Operating Expense

     The Minnesota Property will be leased to Finest Foodservice, L.L.C. ("Finest Foodservice") under an absolute net lease whereby Finest Foodservice is obligated to pay all expenses related to the Minnesota Property, including taxes, insurance, maintenance and repair costs. The Partnership will not be responsible for operating expenses attendant to the ownership of the Minnesota Property, except for asset management fees.

3.   Asset Management Fee Expense

     An asset management fee is payable to an affiliate of the Managing General Partner in an amount equal to 1% of rental revenue. Payment of such fee is subordinated to receipt by the Limited Partners of their 10% Current Preferred Return.

4.   Depreciation

     For the purpose of presenting pro-forma depreciation, it has been assumed that the purchase price of the Minnesota Property will be allocated as follows: $614,000 to the building and improvements and $350,000 to the land. Generally, the method for depreciation of the building and improvements will be straight-line over 39 years. The land is not depreciated.

















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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                  By:  Captec Franchise Capital Corporation IV
                                       Managing General Partner of
                                       Captec Franchise Capital Partners L.P. IV



                                  By:  /s/  W. Ross Martin
                                       -----------------------------------------
                                       W. Ross Martin
                                       Chief Financial Officer and Sr.
                                       Vice President, a duly authorized officer

                                  Date: May 6, 1997


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